UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Tammy L. Schultz
does hereby authorize Lisa Proch or Jonathan Hatch, individually, to sign as her agent on any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the Files Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Tammy L. Schultz	Dated as of April 15, 2016
Tammy L. Schultz
Chairman, President and Chief Executive Officer

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of April 15, 2016
Filed on Form S-1
File Numbers:

333-203519
333-203521
333-203522
333-203523

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Keith Demmings
does hereby authorize Lisa Proch or Jonathan Hatch, individually, to sign as his agent on any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the Files Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Keith Demmings	Dated as of April 3, 2017
Keith Demmings
Director

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of April 3, 2017
Filed on Form S-1
File Numbers:

333-203519
333-203521
333-203522
333-203523

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Eric Kurzrok
does hereby authorize Lisa Proch or Jonathan Hatch, individually, to sign as his agent on any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the Files Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Eric Kurzrok	Dated as of April 15, 2016
Eric Kurzrok
Director

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of April 15, 2016
Filed on Form S-1
File Numbers:

333-203519
333-203521
333-203522
333-203523

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Richard Dzaidzio
does hereby authorize Lisa Proch or Jonathan Hatch, individually, to sign as his agent on any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the Files Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Richard Dzaidzio	Dated as of April 3, 2017
Richard Dzaidzio
Director

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of April 3, 2017
Filed on Form S-1
File Numbers:

333-203519
333-203521
333-203522
333-203523

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Paula SeGuin
does hereby authorize Lisa Proch or Jonathan Hatch, individually, to sign as her agent on any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the Files Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Paula SeGuin	Dated as of April 15, 2016
Paula SeGuin
Vice President, Director

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of April 15, 2016
Filed on Form S-1
File Numbers:

333-203519
333-203521
333-203522
333-203523

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Tamrha V. Mangelsen
does hereby authorize Lisa Proch or Jonathan Hatch, individually, to sign as her agent on any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the Files Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Tamrha V. Mangelsen	Dated as of April 15, 2016
Tamrha V. Mangelsen
Chief Financial Officer, Treasurer, Assistant Secretary

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of April 15, 2016
Filed on Form S-1
File Numbers:

333-203519
333-203521
333-203522
333-203523